UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

The Goodyear Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1144 East Market Street, Akron, Ohio		44316-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-796-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 29, 2006, The Goodyear Tire & Rubber Company ("Goodyear" or the "Company") announced that the staff of the Securities and Exchange Commission (the "SEC") has terminated its investigation into accounting matters included in Goodyear's restatement of financial results, which was announced in October 2003, and in subsequent public filings. The staff notified Goodyear that it will not recommend enforcement action against the Company.

Goodyear also announced that it was informed that the staff has also terminated its investigation and will not recommend enforcement action against Goodyear's former chief financial officer and former chief accounting officer.

Goodyear first disclosed the existence of the SEC investigation in November 2003, and subsequently announced that the staff had issued a "Wells Notice" in August 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Goodyear Tire & Rubber Company

March 29, 2006	By:	C. Thomas Harvie

Name: C. Thomas Harvie
Title: Senior Vice President, General Counsel and Secretary